2007 August 9, 2007 Kerry Clark Chief Executive Officer Jeff Henderson Chief Financial Officer Fourth Quarter Earnings Exhibit 99.3

Forward-Looking Statements and GAAP Reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form
10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships;
uncertainties relating to the timing of generic introductions and the frequency or rate of pharmaceutical price appreciation; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings; uncertainties related to finalizing the pending settlement of the class-action securities litigation, including obtaining court approval of the settlement; successful integration of Cardinal Health and VIASYS Healthcare and the ability to achieve synergies from the acquisition; uncertainties relating to the amount of future share repurchases by Cardinal
Health, which can be affected by Cardinal Health's then-current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors;
and general economic and market conditions.  This presentation reflects management’s views as of August
9, 2007.  Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.  In addition, this presentation includes non-GAAP financial measures.  Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

3 Today’s Agenda Opening remarks Kerry Clark Chief Executive Officer Financial overview Jeff Henderson Chief Financial Officer Q&A

Fiscal 2007 Recap
• FY07 has been a very good year, marked by a return to strong growth
• Clinical and Medical Products sector emerged as a significant, value creating growth engine for entire company
• Healthcare Supply Chain Services sector delivered strong FY07 results
– Good progress in Supply Chain Medical; return to target growth in latter part of FY08
– Strong year for Supply Chain Pharma, despite Q4 comparability issue
• Good momentum headed into FY08 with right business platform and team to deliver long-term growth goals

Financial Overview
• FY 2007 Q4 Results – Consolidated
• FY 2007 Q4 Results – Segments
• FY 2007 Results - Consolidated
• FY 2007 Segment Scorecard
• Acquisition Scorecard
• FY 2008 Financial Targets and Goals

Revenue
Operating earnings
Earnings from continuing ops.
Diluted EPS from continuing ops.
Operating cash flow
Return on equity
Q4 Fiscal 2007 Financial Review
1
% change over prior year quarter
$22,263
$421
$238
$0.61
($292)
47.3%
($M)
5%
(14%)
(22%)
(15%)
%
Change
1
GAAP Basis
$538
$345
$0.89
17.3%
($M)
3%
5%
14%
%
Change
1
Non-GAAP Basis

7 7
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $421 $0.61 $487 $0.72
Special Items $118 $0.28 $33 $0.06
Impairment Charges
& Other ($1) $0.00 $1 $0.00
Non-GAAP
Consolidated $538 $0.89 $521 $0.78
Q4 FY 2007 Q4 FY 2006
Q407 Operating Earnings and EPS

Q407 Business Analysis
Healthcare Supply Chain Services - Pharmaceutical
Highlights:
• Q4 revenue up 4% with core pharmaceutical distribution DSD revenue up 7% and bulk revenue up 4%
• Key factors impacting revenue growth included: branded to generic conversions, the lapping of large new bulk business obtained in Q406, and the sale of specialty business to OTN
• Q4 profit growth impacted by previously discussed year over year compare
•
Economic profit margin¹
decreased 1 basis point vs. prior year to 0.78%
• Q4 ’07 equity compensation expense of $11.1 million vs. $15.9 million in prior year
Revenue
Segment Profit
19,556
303
Q4 FY07
($M)
18,752
312
Q4 FY06
($M)
4%
(3%)
%
Change
1
Non-GAAP financial measure

Q407 Business Analysis
Healthcare Supply Chain Services - Medical
Highlights:
• Q4 revenue up 5%, supported by strong growth from lab and ambulatory customers and Canadian operations
• Segment profit impacted by operational investments (e.g., customer service) and a $7M increase over Q4 ’06 in customer-related write-offs
•
Economic profit margin¹
decreased 14 basis points vs. prior year to 1.36%
• Q4 ’07 equity compensation expense of $6.6 million vs. $9.1 million in prior year
Revenue
Segment Profit
1,929
83
Q4 FY07
($M)
1,837
85
Q4 FY06
($M)
5%
(2%)
%
Change
1
Non-GAAP financial measure

Q407 Business Analysis
Medical Products Manufacturing
Highlights:
• Q4 revenue up 14%; driven by strong growth across most businesses, new product launches and acquisitions
• Profit up 27% on strong top line growth in core business and expanding gross margins
• Viasys acquisition had a positive 3pp impact on revenue and negligible impact on segment profit
• Q4 ’07 equity compensation expense of $6.3 million vs. $8.1 million in prior year
Revenue
Segment Profit
500
58
Q4 FY07
($M)
440
46
Q4 FY06
($M)
14%
27%
%
Change

Q407 Business Analysis
Clinical Technologies and Services
Highlights:
• Revenue up on strong and growing demand for Alaris and Pyxis products, new product launches and improved installation cycles
• Q4 profit growth driven by higher volumes across all business lines,  improved mix, impact of operational excellence initiatives, and improved operating leverage
• Q4 ’07 equity compensation expense of $8.7 million vs. $12.2 million in prior year
Revenue
Segment Profit
756
144
Q4 FY07
($M)
649
96
Q4 FY06
($M)
17%
50%
%
Change

Full Year FY07 Financial Review
1
% change over prior year quarter
$86,852
$1,374
$840
$2.07
$1,003
23.5%
($M)
9%
(26%)
(28%)
(24%)
%
Change¹
GAAP Basis
$2,163
$1,384
$3.42
16.9%
($M)
12%
13%
20%
%
Change¹
Non-GAAP Basis
Revenue
Operating earnings
Earnings from continuing ops.
Diluted EPS from continuing ops.
Operating cash flow
Return on equity

13 13
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $1,374 $2.07 $1,845 $2.71
Special Items $772 $1.31 $81 $0.14
Impairment Charges
& Other $17 $0.04 $6 $0.01
Non-GAAP
Consolidated $2,163 $3.42 $1,931 $2.86
Non-Recurring &
Other Items $26 $0.04
FY 2007 FY 2006
Full Year FY07 Operating Earnings and EPS

FY07 Scorecard
HSCS – Pharma
HSCS – Medical
Medical Products
Clinical
Technologies
9%
4%
12%
11%
Revenue
Growth
14%
1%
20%
20%
Profit
Growth
Cardinal had a strong fiscal 2007 with three of four segments delivering outstanding performance
Well Above Range
Below Range
Well Above Range
Top of Range
Performance vs.
Profit Growth Target

Acquisition Scorecard
Acquisition Date Results
VIASYS Healthcare (MPM) June ’07 (+)
Specialty Scripts (HSCS-P) January ’07 (+)
Care Fusion (CTS) October ’06 (+)
MedMined (CTS) July ’06 (+)
Dohmen (HSCS-P) June ’06 (+)
Denver Biomedical (MPM) May ’06 (+)
Parmed (HSCS-P) March ’06 (+)
Source Medical (HSCS-M) November ’05 (+)
Geodax (HSCS-P) July ’04 (+)
Alaris (CTS) June ’04 (+)
Snowden Pencer (MPM) March ’04 (–)
Added since last update

FY 2008 Financial Targets & Goals

As of Aug 9, 2007

Long-Term Financial Goals Over FY'08 - FY'10 3 Year Period:			One Year Targets Fiscal Year 2008	
Revenue:	+ 8 - 10%		In range	
Op Earnings[1]:	+ 10 - 13%		At or above top end of range	
EPS[2]:	+ 12 - 16%		Above range ($3.95 - $4.15 per share[3])	
Segment	**Revenue**	**Segment Profit**	**FY08 profit growth vs. long-term goal**	**Drivers**
HSCS - Pharma	+ 7 - 10%	+ 7 - 10%	Top end of range[4]	• Strong organic growth plus impact of tuck-ins; Stable to increasing segment profit margins driven by vendor margins and expense controls; Stable to increasing EP margins driven by efficient capital usage (e.g., inventory) • Impact of recent large customer repricings • Impact of refined methodology for allocating corporate costs
HSCS - Medical	+ 4 - 7%	+ 6 - 9%	Below range[4]	• Strong revenue growth in Lab and Ambulatory; Acute growth due to IPS, innovation and improved order to cash process; Expecting second half turnaround • Continued investment in customer service and innovation; Impact of HSCS transition • Impact of refined methodology for allocating corporate costs
MPM	+ 8 - 12%	+ 25 - 30%	Above range	• Revenue will well exceed range in FY08 due to Viasys impact • New customer contracts and penetration of existing customers; Product innovation; International growth; Positive impact of restructuring and sourcing initiatives; Impact of Viasys acquisition and DBI synergies
CTS	+ 10 - 15%	+ 20 - 25%	In range	• Strong demand for Alaris and Pyxis products; Strong international growth; Profit margin expansion due to sales mix and expense controls; Benefits from CareFusion and MedMined acquisitions; SE recall charges in FY07 • Continued investment in innovation, quality and customer service
Return on Equity[5]:	15% - 20%		In line with long-term goal	
Operating Cash Flow:	> 100% of net earnings		In line with long-term goal	
Cash Returned to Shareholders:	up to 50% of OCF, via share repurchase and dividends		- Quarterly dividend $0.12 per share - PTS net proceeds utilized for incremental share repurchase	
Credit Rating:	Strong investment grade		In-line	

[1] Non-GAAP operating earnings

[2] Non-GAAP diluted EPS from continuing operations

[3] Includes impact of Viasys acquisition (up to $0.10 dilutive), continuing operations impact of PTS divestiture (e.g., share repo from proceeds) of approximately $0.40 (>$0.30 net year on year impact vs. FY07), and interest expense impact of SEC/litigation settlements

[4] Refined methodology for allocation of corporate costs within HSCS in FY08 positively impacts HSCS-P profit growth by 1.8 percentage points, and negatively impacts HSCS-M profit growth by 7.3 percentage points

[5] Non-GAAP return on equity

16

Other FY08 Assumptions
• $4.1B in planned share buyback complete as of July; $2B in additional core share repurchase approved over the next two years
• Assuming approximately 375M average shares outstanding for FY08
• Interest / other forecast in range of $220M to $235M
– SEC and related litigation settlements to impact  EPS by approximately $0.05 per share
• Non-GAAP effective tax rate for FY08 expected to be in the range of 31.75% to
32.00%
• Refined methodology for allocating corporate costs in FY08
– Positively impacts HSCS – Pharma earnings growth by ~1.8 percentage points
– Negatively impacts HSCS – Medical earning growth by ~7.3 percentage points

18 Q&A

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2007				Second Quarter Fiscal 2007				Third Quarter Fiscal 2007				Fourth Quarter Fiscal 2007				Fiscal 2007
Pharmaceutical	July	August	September	Total	October	November	December	Total	January	February	March	Total	April	May	June	Total	Total Year
Economic Profit Margin
Segment profit				$288.7				$328.0				$379.7				$303.4	$1,299.8
Effective tax rate from continuing operations				35.1%				35.1%				35.1%				35.1%	35.1%

Net operating earnings, after-tax (NOPAT)				$187.5				$213.0				$246.6				$197.0	$844.1
Total assets	$11,549.8	$12,206.9	$11,620.0		$11,781.8	$11,624.6	$11,663.1		$11,423.2	$11,681.7	$12,031.9		$11,494.8	$11,849.6	$11,705.2
Less: assets from discontinued operations	107.5	109.4	—		—	—	—		—	—	—		—	—	—
Less: accounts payable	6,644.9	7,115.6	6,979.1		6,897.3	6,836.3	6,912.9		6,906.3	7,252.4	7,513.2		6,816.5	7,135.4	7,466.5
Less: other accrued liabilities	1,069.5	1,088.6	1,016.3		1,092.8	1,100.2	1,036.3		1,078.3	1,059.3	1,154.0		1,082.4	1,202.4	1,160.2
Less: liabilities from businesses held for sale	—	—	—		—	—	—		—	—	—		—	—	—
Less: deferred income taxes and other liabilities	82.1	82.1	71.0		89.3	89.7	71.6		90.3	90.3	69.6		87.7	88.0	36.1
Less: goodwill and other intangibles, net	1,354.5	1,361.8	1,332.4		1,328.7	1,335.0	1,335.7		1,339.6	1,348.9	1,349.4		1,351.9	1,351.3	1,345.6
Less: cash and equivalents	42.2	57.4	75.0		91.3	102.7	113.6		115.5	113.0	135.3		127.7	67.9	32.8
Less: short-term investments available for sale	—	—	—		—	—	—		—	—	—		—	—	—

Tangible capital	$2,249.1	$2,392.0	$2,146.2	$2,262.4	$2,282.4	$2,160.7	$2,193.0	$2,212.0	$1,893.2	$1,817.8	$1,810.4	$1,840.5	$2,028.6	$2,004.6	$1,664.0	$1,899.1	$2,053.5
Multiplied by weighted average cost of capital				2.3%				2.3%				2.3%				2.3%	9.0%

Capital charge				$52.0				$50.9				$42.3				$43.7	$184.8

Economic profit				$135.5				$162.1				$204.3				$153.3	$659.3

Revenue				$18,532.8				$19,237.6				$19,246.4				$19,556.0	$76,572.8

Economic profit margin				0.73%				0.84%				1.06%				0.78%	0.86%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2007				Second Quarter Fiscal 2007				Third Quarter Fiscal 2007				Fourth Quarter Fiscal 2007				Fiscal 2007
Medical	July	August	September	Total	October	November	December	Total	October	November	December	Total	April	May	June	Total	Total Year
Economic Profit Margin
Segment profit				$64.1				$81.9				$88.7				$83.3	$318.1
Effective tax rate from continuing operations				29.8%				29.8%				29.8%				29.8%	29.8%

Net operating earnings, after-tax (NOPAT)				$45.0				$57.5				$62.2				$58.5	$223.2

Total assets	$2,442.1	$2,437.6	$2,456.6		$2,492.0	$2,525.1	$2,505.1		$2,562.1	$2,521.4	$2,476.4		$2,480.4	$2,396.8	$2,472.9
Less: assets from discontinued operations	—	—	—		—	—	—		—	—	—		—	—	—
Less: accounts payable	534.8	478.7	510.4		510.6	524.1	544.4		505.2	522.0	528.5		532.3	523.2	558.0
Less: other accrued liabilities	71.1	78.1	49.4		77.4	61.6	20.9		52.1	52.3	16.2		48.7	76.5	35.8
Less: liabilities from businesses held for sale	—	—	—		—	—	—		—	—	—		—	—	—
Less: deferred income taxes and other liabilities	58.2	58.1	53.0		57.2	55.4	44.4		48.3	48.4	58.5		63.6	56.6	59.8
Less: goodwill and other intangibles, net	378.8	377.8	377.7		385.3	384.7	378.3		377.2	378.1	378.0		379.6	381.2	385.1
Less: cash and equivalents	2.9	3.0	4.1		4.2	9.8	7.4		6.7	2.9	17.0		16.5	3.5	25.3
Less: short-term investments available for sale	—	—	—		—	—	—		—	—	—		—	—	—

Tangible capital	$1,396.3	$1,441.9	$1,462.0	$1,433.4	$1,457.3	$1,489.5	$1,509.7	$1,485.5	$1,572.6	$1,517.7	$1,478.2	$1,522.8	$1,439.7	$1,355.8	$1,408.9	$1,401.5	$1,460.8
Multiplied by weighted average cost of capital				2.3%				2.3%				2.3%				2.3%	9.0%

Capital charge				$33.0				$34.2				$35.0				$32.2	$131.5

Economic profit				$12.0				$23.3				$27.2				$26.3	$91.7

Revenue				$1,806.1				$1,872.5				$1,906.9				$1,928.5	$7,513.9

Economic profit margin				0.66%				1.24%				1.43%				1.36%	1.22%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2006				Second Quarter Fiscal 2006				Third Quarter Fiscal 2006				Fourth Quarter Fiscal 2006				Fiscal 2006
Pharmaceutical	July	August	September	Total	October	November	December	Total	January	February	March	Total	April	May	June	Total	Total Year
Economic Profit Margin
Segment profit				$225.1				$276.0				$329.5				$312.0	$1,142.7
Effective tax rate from continuing operations				36.8%				36.8%				36.8%				36.8%	36.8%

Net operating earnings, after-tax (NOPAT)				$142.3				$174.4				$208.2				$197.2	$722.2
Total assets	$10,521.1	$10,384.3	$11,050.2		$10,499.1	$10,379.0	$10,760.7		$10,770.0	$10,896.3	$11,748.0		$11,342.4	$11,489.4	$11,977.6
Less: assets from discontinued operations	173.1	188.3	191.0		197.3	190.6	178.1		179.0	188.2	102.0		97.2	109.6	115.4
Less: accounts payable	5,506.3	5,692.3	6,238.9		5,626.8	5,867.5	6,167.7		6,086.9	6,336.7	7,243.7		6,369.7	6,985.6	7,159.3
Less: other accrued liabilities	970.8	912.7	890.1		929.7	899.0	847.0		908.9	887.9	987.3		1,036.1	1,032.6	1,006.9
Less: liabilities from businesses held for sale	222.9	222.9	222.9		186.3	186.3	186.3		67.6	67.6	67.6		79.4	95.4	—
Less: deferred income taxes and other liabilities	109.1	106.4	44.5		107.6	107.7	43.6		107.2	107.1	62.9		81.5	81.5	63.0
Less: goodwill and other intangibles, net	962.4	958.6	1,168.0		959.5	958.1	1,157.3		1,162.6	1,183.6	1,210.2		1,214.6	1,224.0	1,351.8
Less: cash and equivalents	59.2	66.6	70.3		80.3	88.9	108.2		73.4	74.0	88.3		65.1	87.0	39.8
Less: short-term investments available for sale	—	—	—		—	—	—		—	—	—		—	—	—

Tangible capital	$2,517.3	$2,236.5	$2,224.5	$2,326.1	$2,411.6	$2,080.9	$2,072.5	$2,188.3	$2,184.4	$2,051.2	$1,986.0	$2,073.9	$2,398.8	$1,873.7	$2,241.4	$2,171.3	$2,189.9
Multiplied by weighted average cost of capital				2.3%				2.3%				2.3%				2.3%	9.0%

Capital charge				$53.5				$50.3				$47.7				$49.9	$197.1
Economic profit				$88.8				$124.1				$160.5				$147.3	$525.1
Revenue				$16,532.8				$16,977.2				$17,784.6				$18,752.3	$70,046.9
Economic profit margin				0.54%				0.73%				0.90%				0.79%	0.75%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

HEALTHCARE SUPPLY CHAIN SERVICES	First Quarter Fiscal 2006				Second Quarter Fiscal 2006				Third Quarter Fiscal 2006				Fourth Quarter Fiscal 2006				Fiscal 2006
Medical	July	August	September	Total	October	November	December	Total	January	February	March	Total	April	May	June	Total	Total Year
Economic Profit Margin
Segment profit				$64.5				$71.4				$93.5				$85.1	$314.5
Effective tax rate from continuing operations				30.1%				30.1%				30.1%				30.1%	30.1%

Net operating earnings, after-tax (NOPAT)				$45.1				$49.9				$65.4				$59.5	$219.8

Total assets	$2,267.1	$2,204.7	$2,260.7		$2,362.1	$2,414.5	$2,436.0		$2,491.0	$2,436.4	$2,385.5		$2,447.2	$2,417.9	$2,404.1
Less: assets from discontinued operations	—	—	—		—	—	—		—	—	—		—	—	—
Less: accounts payable	496.2	439.0	534.4		530.4	481.4	498.2		513.2	498.0	480.3		537.7	498.3	510.6
Less: other accrued liabilities	127.3	124.4	85.2		109.4	114.4	79.6		100.9	100.4	39.7		113.6	85.5	45.2
Less: liabilities from businesses held for sale	—	—	—		—	—	—		—	—	—		—	—	—
Less: deferred income taxes and other liabilities	66.9	67.7	62.2		68.3	51.2	46.7		52.8	52.4	86.3		51.2	51.0	53.7
Less: goodwill and other intangibles, net	396.5	397.6	396.8		396.8	415.9	416.2		418.2	374.7	374.7		376.7	379.2	386.2
Less: cash and equivalents	8.4	8.0	8.5		8.4	9.1	10.0		4.4	4.8	5.0		5.7	5.9	3.6
Less: short-term investments available for sale	—	—	—		—	—	—		—	—	—		—	—	—

Tangible capital	$1,171.8	$1,168.0	$1,173.6	$1,171.1	$1,248.8	$1,342.5	$1,385.3	$1,325.5	$1,401.5	$1,406.1	$1,399.5	$1,402.4	$1,362.3	$1,398.0	$1,404.8	$1,388.4	$1,321.9
Multiplied by weighted average cost of capital				2.3%				2.3%				2.3%				2.3%	9.0%

Capital charge				$26.9				$30.5				$32.3				$31.9	$119.0

Economic profit				$18.2				$19.4				$33.1				$27.6	$100.8

Revenue				$1,762.6				$1,770.2				$1,828.6				$1,837.2	$7,198.6

Economic profit margin				1.03%				1.10%				1.81%				1.50%	1.40%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter 2007				Fiscal Year 2007
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$421	$118	$(1)	$538	$1,374	$772	$17	$2,163
Growth Rate	(14)%			3%	(26)%			12%

Provision for Income Taxes	$164	$10	—	$174	$413	$243	$2	$657

Earnings from Continuing Operations
Amount	$238	$108	—	$345	$840	$529	$16	$1,384
Growth Rate	(22)%			5%	(28)%			13%

Diluted EPS from Continuing Operations
Amount	$0.61	$0.28	—	$0.89	$2.07	$1.31	$0.04	$3.42
Growth Rate	(15)%			14%	(24)%			20%

	Fourth Quarter 2006				Fiscal Year 2006
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$487	$33	$1	$521	$1,845	$81	$6	$1,931
Growth Rate	(4)%			(7)%	4%			(2)%

Provision for Income Taxes	$156	$10	—	$166	$577	$23	$2	$602

Earnings from Continuing Operations
Amount	$304	$23	$1	$328	$1,163	$58	$4	$1,225
Growth Rate	11%			3%	9%			3%

Diluted EPS from Continuing Operations
Amount	$0.72	$0.06	—	$0.78	$2.71	$0.14	$0.01	$2.86

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2007	2006	2007	2006
GAAP Return on Equity	47.3%	15.0%	23.5%	11.5%

Non-GAAP Return on Equity
Net earnings	$902.2	$321.1	$1,931.1	$1,000.1
Special items, net of tax, in continuing operations	107.8	23.0	528.9	57.9
Special items, net of tax, in discontinued operations	—	0.9	4.4	12.8
Gain on sale of PTS, net of tax, in discontinued operations	(679.5)	—	(1,072.4)	—

Adjusted net earnings	$330.5	$345.0	$1,392.0	$1,070.8

Annualized	1,322.0	1,380.0	1,392.0	1,070.8

Divided by average shareholders’ equity [1]	$7,623.2	$8,538.7	$8,213.2	$8,660.1

Non-GAAP return on equity	17.3%	16.2%	16.9%	12.4%

	Fourth Quarter		Fiscal Year
(in millions)	2007	2006	2007	2006
GAAP Return on Invested Capital	18.43%	6.09%	9.38%	4.73%

Non-GAAP Return on Invested Capital
Net earnings	$902.2	$321.1	$1,931.1	$1,000.1
Special items, net of tax, in continuing operations	107.8	23.0	528.9	57.9
Special items, net of tax, in discontinued operations	—	0.9	4.4	12.8
Interest expense and other, net of tax	12.2	17.8	77.7	66.8
Gain on sale of PTS, net of tax, in discontinued operations	(679.5)	—	(1,072.4)	—

Adjusted net earnings	$342.7	$362.8	$1,469.7	$1,137.6

Annualized	1,370.8	1,451.2	1,469.7	1,137.6

Divided by average total invested capital [2]	$19,583.8	$21,080.6	$20,580.7	$21,146.3

Non-GAAP return on invested capital	7.00%	6.88%	7.14%	5.38%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters.

[2]

The average total invested capital shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior year fourth quarter plus each of the current year quarters. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. Beginning in the fourth quarter of 2007, unrecorded goodwill is $7.5 billion. For all other periods presented, unrecorded goodwill is $9.7 billion. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million, $41.3 million and $12.3 million at June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively, and $81.1 million, $84.7 million, $79.2 million and $86.6 million at June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2007	2006	2007	2006
GAAP Effective Tax Rate from Continuing Operations	40.8%	33.9%	33.0%	33.2%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$401.4	$459.6	$1,252.3	$1,740.4
Special items	118.2	32.8	772.0	80.5

Adjusted earnings before income taxes and discontinued operations	$519.6	$492.4	$2,024.3	$1,820.9

Provision for income taxes	$163.7	$155.8	$412.6	$577.1
Special items tax benefit	10.4	9.8	243.1	22.6

Adjusted provision for income taxes	$174.1	$165.6	$655.7	$599.7

Non-GAAP effective tax rate from continuing operations	33.5%	33.6%	32.4%	32.9%

	Fourth Quarter
	2007	2006
Debt to Total Capital	32%	25%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$16.0	$199.0
Long-term obligations, less current portion and other short-term borrowings	3,457.3	2,588.6

Debt	3,473.3	2,787.6
Cash and equivalents	(1,308.8)	(1,187.3)
Short-term investments available for sale	(132.0)	(498.4)

Net debt	$2,032.5	$1,101.9
Total shareholders’ equity	$7,376.9	$8,490.7
Capital	$9,409.4	$9,592.6
Net debt to capital	22%	11%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP operating earnings, non-GAAP earnings from continuing operations, non-GAAP return on equity and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are operating earnings, earnings from continuing operations, return on equity and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by revenue

Segment Profit Mix: segment profit divided by total segment profit for all operating segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total revenue for all segments

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital); Tangible Capital is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Margin: non-GAAP operating earnings divided by revenue

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other, net of tax) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]

For the three months ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes the $679.5 million net of tax gain on the sale of PTS recorded in discontinued operations in the fourth quarter of fiscal 2007. For the fiscal year ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes the $1.1 billion net of tax gain on the sale of PTS recorded in discontinued operations of which $425 million was recorded in the second quarter of fiscal 2007.